Financial Results by Quarter (Unaudited)	12 Months Ended
Sep. 30, 2018
Financial Results By Quarter Unaudited [Abstract]
Financial Results by Quarter
Note 22.	Financial Results by Quarter (Unaudited)

Fiscal 2018	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$3,894.0	$4,017.0	$4,137.5	$4,236.6
Cost of goods sold	$3,120.5	$3,227.6	$3,270.4	$3,304.6
Multiemployer pension withdrawals	$180.0	$—	$4.2	$—
Land and Development impairments	$27.6	$—	$1.7	$2.6
Restructuring and other costs	$16.3	$31.7	$17.1	$40.3
(Loss) gain on extinguishment of debt	$(1.0)	$0.1	$0.9	$(0.1)
Income tax benefit (expense)	$1,073.2	$(18.8)	$(84.5)	$(95.4)
Consolidated net income	$1,133.5	$224.5	$271.3	$280.0
Net income attributable to common stockholders	$1,135.1	$223.2	$268.2	$279.6
Basic earnings per share attributable to common stockholders	$4.45	$0.87	$1.05	$1.10
Diluted earnings per share attributable to common stockholders	$4.38	$0.86	$1.03	$1.08

Fiscal 2017	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$3,447.2	$3,656.3	$3,695.6	$4,060.6
Cost of goods sold	$2,861.3	$2,987.3	$3,004.2	$3,288.7
Pension lump sum settlement	$—	$28.7	$—	$3.9
Land and Development impairments	$—	$42.7	$—	$4.0
Restructuring and other costs	$81.0	$18.3	$59.4	$38.0
(Loss) gain on extinguishment of debt	$—	$(0.1)	$2.0	$(0.1)
Gain on sale of HH&B	$—	$—	$190.6	$2.2
Consolidated net income	$78.5	$98.2	$326.6	$195.3
Net income attributable to common stockholders	$80.9	$103.1	$328.1	$196.1
Basic earnings per share attributable to common stockholders	$0.32	$0.41	$1.30	$0.77
Diluted earnings per share attributable to common stockholders	$0.32	$0.40	$1.29	$0.76

We computed the interim earnings per common and common equivalent share amounts as if each quarter was a discrete period. As a result, the sum of the basic and diluted earnings per share by quarter will not necessarily total the annual basic and diluted earnings per share.

Consolidated net income in the first quarter of fiscal 2018 financial results by quarter (unaudited) table was decreased as the result of recording an estimated multiemployer pension withdrawal of $180.0 million, or $179.1 million net of noncontrolling interest, to withdraw from a multiemployer pension plan. See “Note 4. Retirement Plans — Multiemployer Plans”. Additionally, consolidated net income in the first quarter of fiscal 2018 financial results by quarter (unaudited) table was decreased due to a $27.6 million, or $25.6 million net of noncontrolling interest, pre-tax non-cash impairment of certain mineral rights and real estate. Further, consolidated net income in the first quarter of fiscal 2018 financial results by quarter (unaudited) table was increased by $1,086.9 million for the provisional amount recorded for the measurement of our deferred tax balances in connection with the Tax Act. See “Note 5. Income Taxes”. Basic and diluted earnings per share attributable to common stockholders were increased by approximately $3.67 and $3.61 per share, respectively for these items.

Consolidated net income in the second quarter of fiscal 2018 financial results by quarter (unaudited) table increased by $36.3 million related to an adjustment to the provisional amount previously recorded for the measurement of our deferred tax balances in connection with the Tax Act. Basic and diluted earnings per share attributable to common stockholders were each increased by $0.14 per share.

Consolidated net income in the first quarter of fiscal 2017 financial results by quarter (unaudited) table was increased due to a $23.8 million tax benefit related to the reduction of a state deferred tax liability as a result of an internal U.S. legal entity restructuring that will simplify future operating activities within the U.S. Basic and diluted earnings per share attributable to common stockholders were each increased by approximately $0.09 per share.

Consolidated net income in the second quarter of fiscal 2017 financial results by quarter (unaudited) table was decreased due to a non-cash charge of $28.7 million recorded on the line item “Pension and other postretirement non-service income (expense)” on our Consolidated Statements of Operations related to our year to date lump sum payments to certain beneficiaries of the Plan, together with several one-time severance benefit payments out of the Plan, triggered pension settlement accounting. For additional information see “Note 4. Retirement Plans”. Additionally, consolidated net income in the second quarter of fiscal 2017 financial results by quarter (unaudited) table was decreased due to a non-cash charge of $42.7 million, or $36.3 million net of $6.4 million of noncontrolling interest, recorded on the line item “Land and development impairments” on our consolidated statements of operations due to the accelerated monetization strategy in our Land and Development segment. The impairment was recorded to write-down the carrying value on projects where the projected sales proceeds were less than the carrying value. Basic and diluted earnings per share attributable to common stockholders were each decreased by approximately $0.16 per share for these items.

Consolidated net income in the third quarter of fiscal 2017 financial results by quarter (unaudited) table was increased due to a pre-tax gain on sale of HH&B of $190.6 million. Basic and diluted earnings per share from continuing operations and basic and diluted earnings per share attributable to common stockholders were each increased by approximately $0.76 and $0.75 per share, respectively. See “Note 1. Description of Business and Summary of Significant Accounting Policies — Description of Business” for additional information.